91629-P2 12/24

LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 20, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED AUGUST 1, 2024 OF

CLEARBRIDGE DIVIDEND STRATEGY ESG ETF (the “Fund”)

The Board of Trustees (the “Board”) of the Legg Mason ETF Investment Trust (the “Trust”) approved the appointment of Franklin Managed Options Strategies, LLC (“Franklin MOST”) as an additional subadviser to the Fund, effective on or about January 31, 2025 (the “Effective Date”).

The Fund previously provided advance notice to shareholders (the “Notice”) regarding upcoming changes to the Fund, including its name and investment objective, strategies and polices (including the Fund’s 80% investment policy), to reflect the Fund’s pursuit of an enhanced equity income strategy by (1) investing primarily in dividend-paying equity securities and (2) “enhancing” income through the employment of an options overlay by writing (selling) U.S. exchange-traded call options based upon U.S. large capitalization equity indices. Such changes will go into effect on the Effective Date.

ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s current subadviser, with John Baldi, Michael Clarfeld, CFA, and Peter Vanderlee, CFA serving as the Fund’s current portfolio managers. On the Effective Date, ClearBridge will continue to serve as subadviser to the Fund and will manage the equity portion of the Fund’s portfolio, with the current portfolio managers providing the day-to-day portfolio management of the equity portion of the Fund’s portfolio (except for Mr. Vanderlee, who will step down as a member of the portfolio management team on December 31, 2024).

On the Effective Date, Franklin MOST will begin serving as a subadviser to the Fund and will manage the options overlay portion of the Fund’s portfolio. Jonathan Orseck and Bradley Berggren from Franklin MOST will be added to the Fund’s portfolio management team and will provide the day-to-day portfolio management of the options overlay portion of the Fund’s portfolio. As such, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

I.	On the Effective Date, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

a.	The following information is added to the end of the section titled “Management – Portfolio managers” in the Fund’s Summary Prospectus and Prospectus:

Portfolio managers (Franklin MOST): Primary responsibility for the day-to-day management of the options overlay portion of the fund’s portfolio lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since
Bradley S. Berggren	Senior Vice President and Co-Chief Investment Officer of Franklin MOST	January 2025
Jonathan Orseck	Senior Vice President and Co-Chief Investment Officer of Franklin MOST	January 2025

b.	The following information is added to the end of the section titled “More on fund management – Portfolio managers” in the Fund’s Prospectus:

Franklin MOST: Primary responsibility for the day-to-day management of the options overlay portion of the fund’s portfolio lies with the following portfolio managers.

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Bradley S. Berggren	Senior Vice President and Co-Chief Investment Officer of Franklin MOST. Mr. Berggren joined Franklin Templeton in May 2023 as part of Franklin Templeton’s acquisition of volScout, LLC, where he served as a Managing Partner and Chief Compliance Officer. Prior to volScout, he was Chief Operating Officer of Alaia Capital, a Managing Partner at Finance IQ, LLC, Founder, Chief Executive Officer and Chief Investment Officer of Parametric Risk Advisors, and a Manager Director at Bank of America and at Bear Stearns. Mr. Berggren holds a B.A. in History and Political Science from the University of Vermont.	January 2025
Jonathan Orseck	Senior Vice President and Co-Chief Investment Officer of Franklin MOST. Mr. Orseck joined Franklin Templeton in May 2023 as part of Franklin Templeton’s acquisition of volScout, LLC, where he served as a Managing Partner. Prior to volScout, he was a Managing Director at Parametric Portfolio Associates, Chief Operating Officer of Parametric Risk Advisors, Managing Director at Bank of America and Principal at Morgan Stanley. Mr. Orseck holds a B.S. in Computer Science Engineering from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.	January 2025

II.	On the Effective Date, the following changes are made to the Fund’s SAI:

a.	The following information is added to the table with respect to the Fund in the section titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” in the Fund’s SAI:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Billions) ($)
Bradley S. Berggren#	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	79	0.625	None	None

Jonathan Orseck#	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	79	0.625	None	None

#	Information is as of November 30, 2024 and does not reflect additional accounts (including the Fund) for which Messrs. Berggren and Orseck will join the portfolio management team on January 31, 2025.

b.	The following information is added to the table with respect to the Fund in the section titled “Portfolio Managers – Portfolio Managers Securities Ownership” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Bradley S. Berggren#	None
Jonathan Orseck#	None

#	Information is as of November 30, 2024.

Please retain this supplement for future reference.

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